SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    July 20, 2005


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Texas                            0-7674                 75-0944023
----------------------------       ---------------------     -------------------
(State or other Jurisdiction       (Commission File No.)         (IRS Employer
      of Incorporation                                       Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         Results of Operations and Financial Condition

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended June 30, 2005 of First Financial Bankshares, Inc.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  July 20, 2005              By:      /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                         EXHIBIT

For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7155

                      FIRST FINANCIAL BANKSHARES ANNOUNCES
                         SECOND QUARTER EARNINGS RESULTS

ABILENE, Texas, July 20, 2005 - First Financial Bankshares, Inc. today reported earnings for the second quarter of 2005 of $10.6 million, a 15.7 percent increase compared with $9.2 million in the same quarter last year. Basic earnings per share were $0.51 compared with $0.44 in the same period last year. These results include a final $513,000 special distribution of proceeds to the Company from the merger of PULSE EFT Association and Discover Financial Services, Inc. Excluding the PULSE proceeds, net income for the second quarter of 2005 would have been $10.3 million, or $0.50 per share, an increase of 12.0 percent over the same quarter last year.

Net interest income in the second quarter increased 17.1 percent to $23.7 million compared with $20.3 million in the same quarter last year, due primarily to an increase in interest-earning assets from the acquisition of banks in Granbury, Glen Rose and Clyde. The net gain on the sale of student loans was $350,000 in the second quarter of 2005 versus $638,000 in the same quarter last year, as a result of fewer student loans sold. Trust fees increased 12.9 percent to $1.7 million compared with $1.5 million in the same quarter last year. Revenue from service fees increased 7.7 percent to $5.4 million compared with $5.0 million a year ago, primarily as a result of an increase in the number of new accounts using the Company's overdraft privilege product.

"Our results in the second quarter benefited from the Company's growth during the past year through acquisitions, new branches and innovative new products," said F. Scott Dueser, President and Chief Executive Officer. "We expect to continue to benefit from these initiatives in the months ahead and plan to open new branches in Midlothian and Granbury. As we continue to grow, we are focused on improving our net earnings and efficiency, while providing excellent service to our valued customers."

For the first half of 2005, net income rose 17.8 percent to $22.68 million from $19.26 million in the first six months of 2004. Excluding both PULSE proceeds received during the first and second quarters of 2005, net income for the six months ended June 30, 2005, increased 6.0 percent to $20.41 million. Basic earnings per share for the first half of 2005 were $1.10 compared with $0.93 in the same period a year ago. Net interest income increased 14.6 percent in the first half of 2005 to $46.58 million from $40.64 million in the same period last year, due primarily to a higher volume of interest-earning assets, as discussed above.

As of June 30, 2005, consolidated assets for the Company totaled $2.43 billion compared with $2.08 billion a year ago. Loans totaled $1.19 billion in the second quarter of 2005, an increase of 18.1 percent from $1.01 billion in the same quarter last year. Total deposits rose 19.8 percent to $2.09 billion from $1.75 billion a year earlier. The acquisition of banks in Granbury, Glen Rose and Clyde accounted for $132 million of the loan growth and $211 million of the deposit growth. Shareholders' equity rose to $274.0 million as of June 30, 2005, compared with $249.3 million the prior year.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates ten separately chartered banks with 38 locations in Texas, a trust company and a technology operating company. These subsidiaries are First Financial Bank, N.A., Abilene, Clyde and Moran; First Financial Bank, N.A., Eastland, Ranger and Rising Star; First Financial Bank, N.A., Cleburne, Burleson and Alvarado; Hereford State Bank, Hereford; City National Bank, Mineral Wells; San Angelo National Bank, San Angelo; First Financial Bank, N.A., Southlake, Trophy Club and Keller; First Financial Bank, N.A., Stephenville, Granbury and Glen Rose; First National Bank, Sweetwater, Roby and Trent; Weatherford National Bank, Weatherford, Willow Park and Aledo; First Financial Trust & Asset Management Company, N.A.; and First Technology Services, Inc.

The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our Web site at http://www.ffin.com.


                                      *****

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                 (In thousands, except share and per share data)


                                                                                                             June 30,
                                                                                                  -------------------------------
                                                                                                      2005              2004
                                                                                                  -------------     -------------
ASSETS:
Cash and due from banks                                                                           $      90,649     $      83,321
Fed funds sold                                                                                           40,100              -
Investment securities                                                                                   980,798           904,470
Loans                                                                                                 1,192,212         1,009,796
     Allowance for loan losses                                                                          (14,323)          (11,932)
                                                                                                  -------------     -------------
Net loans                                                                                             1,177,889           997,864
Premises and equipment                                                                                   55,216            44,727
Goodwill and intangible assets                                                                           54,010            24,650
Other assets                                                                                             27,163            25,674
                                                                                                  -------------     -------------
     Total assets                                                                                 $   2,425,825     $   2,080,706
                                                                                                  =============     =============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                                                      $     553,682     $     451,387
Interest-bearing deposits                                                                             1,540,391         1,296,007
                                                                                                  -------------     -------------
     Total deposits                                                                                   2,094,073         1,747,394
Fed Funds purchased and repurchase agreements                                                            38,279            66,694
Other liabilities                                                                                        19,463            17,316
Shareholders' equity                                                                                    274,010           249,302
                                                                                                  --------------    --------------
     Total liabilities and shareholders' equity                                                   $    2,425,825    $    2,080,706
                                                                                                  ==============    ==============


                                                                      Three Months Ended                  Six Months Ended
                                                                           June 30,                           June 30,
                                                                ----------------------------       ------------------------------
                                                                    2005             2004               2005              2004
                                                                -----------      -----------       ------------      ------------
INCOME STATEMENTS
Interest income                                                 $    30,294      $    23,828       $     58,828      $     47,920
Interest expense                                                      6,569            3,575             12,247             7,284
                                                                -----------      -----------       ------------      ------------
Net interest income                                                  23,725           20,253             46,581            40,636
Provision for loan losses                                               323              308                733               486
                                                                -----------      -----------       ------------      ------------
Net interest income after
     provision for loan losses                                       23,402           19,945             45,848            40,150
Noninterest income                                                   10,539            9,353             23,889            19,256
Noninterest expense                                                  18,862           16,498             37,403            32,388
                                                                -----------      -----------       ------------      ------------
     Net income before income taxes                                  15,079           12,800             32,334            27,018
Income tax expense                                                    4,475            3,632              9,654             7,758
                                                                -----------      -----------       ------------      ------------
     Net income                                                 $    10,604      $     9,168       $     22,680      $     19,260
                                                                ===========      ===========       ============      ============

PER COMMON SHARE DATA
Net income - basic                                              $      0.51      $      0.44       $       1.10      $       0.93
Net income - diluted                                                   0.51             0.44               1.09              0.93
Cash dividends                                                         0.28             0.26               0.54              0.49
Book value                                                                                                13.24             12.07
Market  value                                                                                             33.84             31.45
Shares outstanding - end of period                               20,697,633       20,659,208         20,697,633        20,659,208
Average outstanding shares - basic                               20,692,904       20,654,191         20,688,637        20,649,600
Average outstanding shares - diluted                             20,768,007       20,748,729         20,768,694        20,746,733

PERFORMANCE RATIOS
Return on average assets                                               1.76 %           1.77 %             1.90 %            1.85 %
Return on average equity                                              15.70            14.50              17.00             15.21
Net interest margin (tax equivalent)                                   4.53             4.51               4.52              4.51
Efficiency ratio                                                      53.21            53.49              51.32             51.93


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                                               Quarter Ended
                                               ----------------------------------------------------------------------------------
                                                                  2005                                2004
                                               ----------------------------      ------------------------------------------------
                                                 June 30,         Mar. 31,         Dec. 31,         Sept. 30,          June 30,
                                               -----------      -----------      -----------      -------------     -------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                 $    14,409      $    13,837      $    13,680      $      11,932     $      11,792
Loans charged off                                     (552)            (390)          (1,099)              (331)             (317)
Loan recoveries                                        143              187              185                147               149
                                               -----------      -----------      -----------      -------------     -------------
Net (charge-offs) recoveries                          (409)            (203)            (914)              (184)             (168)
Allowance established at acquisition                   -                365              457              1,400               -
Provision for loan losses                              323              410              614                532               308
                                               -----------      -----------      -----------      -------------     -------------
Balance at end of period                       $    14,323      $    14,409      $    13,837      $      13,680     $      11,932
                                               ===========      ===========      ===========      =============     =============

Allowance for loan losses /
     period-end loans                                 1.20  %          1.20  %          1.19 %             1.21  %           1.18 %
Allowance for loan losses /
     nonperforming loans                             609.7            462.6            324.7              295.8             690.7
Net charge-offs / average loans
     (annualized)                                     0.14             0.07             0.32               0.07              0.07


NONPERFORMING ASSETS
Nonaccrual loans                               $     2,323      $     3,112      $     4,142      $       4,564     $       1,691
Accruing loans 90 days past due                         26                3              120                 60                36
                                               -----------      -----------      -----------      -------------     -------------
     Total nonperforming loans                       2,349            3,115            4,262              4,624             1,727
Foreclosed assets                                      838            1,138              779                514               798
                                               -----------      -----------      -----------      -------------     -------------
     Total nonperforming assets                $     3,187      $     4,253      $     5,041      $       5,138     $       2,525
                                               ===========      ===========      ===========      =============     =============

As a % of loans and foreclosed assets                 0.27  %          0.35  %          0.43 %             0.46  %           0.25 %


CAPITAL RATIOS
Tier 1 Risk-based                                    15.60  %         15.37  %         16.46 %            17.50  %          18.88 %
Total Risk-based                                     16.62            16.41            17.49              18.56             19.87
Tier 1 Leverage                                       9.08             8.94             9.80              10.46             10.95
Equity to assets                                     11.30            11.07            11.47              11.98             11.98


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                                    Three Months Ended                  Six Months Ended
                                                                         June 30,                           June 30,
                                                              ------------------------------    ---------------------------------
                                                                   2005             2004              2005              2004
                                                              -------------    -------------    ---------------   ---------------
NONINTEREST INCOME
Net gain on sale of student loans                                       350              638              1,659             2,430
Net gain on sale of PULSE ownership rights                              513               -               3,493                -
Net gain on securities transactions                                     143               -                 184                18
Trust fees                                                            1,709            1,514              3,424             3,089
Service charges on deposits                                           5,388            5,002             10,406             9,272
Real estate mortgage fees                                               510              551                922               975
ATM and credit card fees                                              1,224              951              2,347             1,826
Other noninterest income                                                702              697              1,454             1,646
                                                              -------------    -------------    ---------------   ---------------
     Total Noninterest Income                                 $      10,539    $       9,353    $        23,889   $        19,256
                                                              =============    =============    ===============   ===============

                                                                    Three Months Ended                  Six Months Ended
                                                                         June 30,                           June 30,
                                                              ------------------------------    ---------------------------------
                                                                   2005             2004              2005              2004
                                                              -------------    -------------    ---------------   ---------------
NONINTEREST EXPENSE
Salaries and Employee Benefits                                $      10,113    $       8,873    $        19,992   $        17,664
Net Occupancy Expense                                                 1,257            1,044              2,413             2,042
Equipment Expense                                                     1,487            1,422              2,973             2,837
Printing, Stationery and Supplies                                       495              429              1,016               840
ATM and Credit Card Expenses                                            711              534              1,391             1,084
Audit  Fees                                                             194              188                589               368
Professional Fees                                                       493              399              1,082               657
Correspondent Bank Service Charges                                      363              398                746               782
Advertising and Public Relations                                        605              667              1,278             1,122
Amortization of Intangible Assets                                       176               34                279                68
Other Noninterest Expense                                             2,968            2,510              5,644             4,924
                                                              -------------    -------------    ---------------   ---------------
     Total Noninterest Expense                                $      18,862    $      16,498    $        37,403   $        32,388
                                                              =============    =============    ===============   ===============




                                                                    Three Months Ended                  Six Months Ended
                                                                         June 30,                           June 30,
                                                              ------------------------------    ---------------------------------
                                                                   2005             2004              2005              2004
                                                              -------------    -------------    ---------------   ---------------
SELECTED AVERAGE BALANCES
Total Loans                                                   $   1,190,654    $     987,916    $     1,198,017   $       980,941
Investment Securities                                               965,693          925,455            926,266           923,186
Federal Funds Sold and Other Short Term Investments                  52,313            6,338             61,864            18,634
                                                              -------------    -------------    ---------------   ---------------
Total Interest Earning Assets                                 $   2,208,660    $   1,919,709    $     2,186,147   $     1,922,761
                                                              =============    =============    ===============   ===============

Interest Bearing Deposits                                     $   1,544,689    $   1,308,827    $     1,542,051   $     1,317,680
Federal Funds Purchased and Repurchase Agreements                    57,805           44,450             51,151            46,062
                                                              -------------    -------------    ---------------   ---------------
Total Interest Bearing Liabilities                            $   1,602,494    $   1,353,277    $     1,593,202   $     1,363,742
                                                              =============    =============    ===============   ===============

Shareholders' Equity                                          $     270,865    $     254,307    $       269,090   $       254,596
                                                              =============    =============    ===============   ===============

Total Assets                                                  $   2,415,348    $   2,083,231    $     2,401,965   $     2,089,663
                                                              =============    =============    ===============   ===============
